                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed Registration Statement File No. 33-43105.

                             /s/ Arthur Andersen LLP

Lancaster, Pa.,
  June 27, 2001